After seven years in the making, the AFL-CIO Housing Investment Trust (HIT) is helping to finance the $159.3 million* new construction of The Couture, a high-rise apartment building in downtown Milwaukee. Part of the Lakefront Gateway Project, this skyscraper has been designed to serve as a key thoroughfare connecting Milwaukee’s lakefront and cultural amenities with downtown. The development will generate an estimated 1.5 million hours of union construction work and will include 322 units, public plazas and parks, pedestrian bridges, and a new stop for The Hop, Milwaukee’s streetcar system.

Additional information on The Couture can be found on the HIT’s website.

The HIT is a ftxed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government-and agency-insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a 35+ year track record demonstrating the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to achieve the collateral benefits of creating jobs for union members in the construction trades and related industries and building affordable and workforce housing. More information is available on the HIT’s website, www.aflcio-hit.com.

* Total development costs include those costs related to the FHA insured component of the overall development.

Job and economic impact figures are estimates calculated using IMPLAN, an input- output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of April 30, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

AFL-CIO Housing Investment Trust | 1227 25th Street NW, Suite 500, Washington, DC 20037

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